Exhibit 23.3

Horwath

Our Ref: CSU2/AUD/LKW/FSL

17 July 2009

Level 16 Tower C
Megan Avenue II
12 Jalan Yap Kwan Seng
50450 Kuala Lumpur
Malaysia

The Board of Directors
Renewable Fuel Corp
7251 West Lake Mead Blvd.
Suite 300

Las Vegas, Nevada 89128

+6 03 2166 0000 Main
 +6 03 2166 1000 Fax

www.horwath.com.my
info@horwathkl.com

Attention: Mr. Rick Henderson

Re: Your Request for our consent to act in the capacity as named auditors for Plant Biofuets Corporation Sdn. Bhd. ("PBC") and to include our independent Auditors Report, dated 29 June 2009, in which we have issued our opinion on the PBC financial statements as of and for the period ended September 5, 2008, in connection with RFC filing a Form 10 Registration Statement (the "Registration Statement") with the US Securities and Exchange Commission (the "SEC")

We, Messrs. Horwath, being named as the auditors of PBC in the abovementioned Registration Statement be filed with the United States Securities and Exchange Commission, do hereby consent to act in that capacity.

We further confirm that we have given and have not withdrawn our consent to the inclusion of the our independent Auditors' Report relating to the audited consolidated financial statements of PBC as of and for the period ended 5 September 2008 in the form and context in which it appears in the said Registration Statement to SEC.

Yours faithfully
Horwath
Kuala Lumpur Office

Horwath Offices in Malaysia:
Johor Bahru • Klang • Kota Kinabalu • Kuala Lumpur • Kuching • Labuan • Melaka • Penang

Horwath

Our Ref: CSU2/AUD/LKW/FSL
Level 16 Tower C
Megan Avenue II
12 Jalan Yap Kwan Seng
50450 Kuala Lumpur
Malaysia

17 July 2009

The Board of Directors
Renewable Fuel Corp
7251 West Lake Mead Blvd. Suite 300
Las Vegas, Nevada 89128

+6 03 2166 0000 Main
+6 03 2166 1000 Fax

www.horwath.com.my
info@horwathkl.com

Attention: Mr. Rick Henderson

Re: Your Request for our consent to act in the capacity as named auditors for Plant Biofuels Corporation Sdn. Bhd. ("PBC") and to include our Independent Auditors Report, dated 8 January 2009, in which we have issued our opinion on the PBC financial statements as of and for the year ended September 30, 2008 and 2007, in connection with RFC filing a Form 10 Registration Statement (the "Registration Statement") with the US Securities and Exchange Commission (the "SEC")

We, Messrs. Horwath, being named as the auditors of PBC in the abovementioned Registration Statement be filed with the United States Securities and Exchange Commission, do hereby consent to act in that capacity.

We further confirm that we have given and have not withdrawn our consent to the inclusion of the our Independent Auditors' Report relating to the audited consolidated financial statements of PBC as of and for the year ended  30 September 2008  and 2007 in the form and context in which it appears in the said Registration Statement to SEC.

Yours faithfully
Horwath
Kuala Lumpur Office

Horwath Offices in Malaysia:
Johor Bahru . Klang • Kota Kinabalu . Kuala Lumpur • Kuching • Labuan • Melaka * Penang

Horwath

Our Ref: CSU2/AUD/LKW/FSL

Level 16 Tower C
Megan Avenue II
12 jalan Yap Kwan Seng
50450 Kuala Lumpur
Malaysia

+6 03 2166 0000 Main
+6 03 2166 1000 Fax

17 July 2009

www.horwath.com. my
info@horwathkl.com
PMB Helin Donovan, LLP
5918 West Courtyard, Suite 400
Austin, Texas 78730

Attention: Mr. Don McPhee

PLANT BIOFUELS CORPORATION SDN BHD ("PBC")

We refer to your letter dated 10 July 2009. With respect to our audit of the financial statements of PBC and the audit procedures performed relative to PBC as of and for the year ended September 30,2008 and as of September 30, 2007 and for the period from January 1, 2007 through September 30, 2007, we affirm all the representations as stated in the letter except for item 3.

The financial statements of PBC are prepared in accordance with Financial Reporting Standards in Malaysia. The accounting standards adopted by PBC are essentially similar to the current set of International Financial Reporting Standards ("IFRS"), except for IAS 39 - Financial Instruments: Recognition and Measurement and IFRS 7 - Financial Instruments: Disclosure. IAS 39 and IFRS 7 for which the effective date will be for financial periods beginning on or after 1 January 2010.

Yours faithfully
Horwath
Kuala Lumpur Office

Horwath Offices in Malaysia:
Johor Bahru ■ Klang • Kota Kinabalu • Kuala Lumpur . Kuching * Labuan . Melaka • Penang

A    Horwath

Level 16 Tower C
Megan Avenue II
12 ]alan Yap Kwan Seng
50450 Kuala Lumpur
Malaysia

Our Ref:CSU2/AUD/LKW/FSL

+6 03 2166 0000 Main
+6 03 2166 1000 Fax

17July 2009

www.horwath.com.my
info@horwathki.com
PMB Heiin Donovan, LLP 5918
West Courtyard, Suite 400
Austin, Texas 78730

Attention: Mr. Don McPhee

PLANT BIOFUELS CORPORATION SDN BHD ("PBC")

We refer to your letter dated 10 July 2009. With respect to our audit of the financial statements of PBC and the audit procedures performed relative to PBC as of September 5, 2008 and for the period from October 1, 2007 through September 5, 2008, we affirm all the representations as stated in the letter except for item 3.

The financial statements of PBC are prepared in accordance with Financial Reporting Standards in Malaysia. The accounting standards adopted by PBC are essentially similar to the current set of International Financial Reporting Standards ("IFRS"), except for IAS 39 - Financial Instruments: Recognition and Measurement and IFRS 7 - Financial Instruments: Disclosure. IAS 39 and IFRS 7 for which the effective date will be for financial periods beginning on or after 1 January 2010.

Yours faithfully
Horwath
Kuala Lumpur Office

Horwath Offices in Malaysia:
Johor Bahru • Klang . Kota Kinabatu • Kuala Lumpur . Kuching . Labuan • Melaka • Penang